Filed Pursuant to Rule 497(a)(1)
File No. 333-159720
Rule 482ad
Fifth Street Finance Corp. Issues Preliminary Estimate of Net Investment Income for the Quarter
Ended June 30, 2009 and Discloses Other Information
WHITE PLAINS, N.Y., July 15, 2009—Fifth Street Finance Corp. (NYSE:FSC) today issued a preliminary estimate of net investment income for the quarter ended June 30, 2009 of $0.34 to $0.36 per share. This compares with net investment income of $0.33 per share for the quarter ended March 31, 2009.
In addition, Fifth Street disclosed that it expects its net asset value per share as of June 30, 2009 to be stable as compared to the $11.94 net asset value per share as of March 31, 2009. Fifth Street also noted that it expects the number of investments in its investment portfolio on non-accrual status for the quarter ended June 30, 2009 to remain constant relative to the quarter ended March 31, 2009.
About Fifth Street Finance Corp.
Fifth Street is a specialty finance company that lends to and invests in small and mid-sized companies in connection with an investment by private equity sponsors. Fifth Street’s investment objective is to maximize its portfolio’s total return by generating current income from its debt investments and capital appreciation from its equity investments.
Notice to Investors
Fifth Street has filed a shelf registration statement with the Securities and Exchange Commission relating to the offer and sale from time to time of shares of its common stock. The shelf registration statement has not yet become effective, is not complete and may be changed, and these shares may not be sold nor may offers to buy be accepted prior to the time the shelf registration statement becomes effective. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of Fifth Street before investing. The prospectus included in the shelf registration statement, together with any related prospectus supplement, contain this and other information about Fifth Street and should be read carefully before investing. A copy of the prospectus, and, when available, a prospectus supplement, may be obtained by contacting Fifth Street.
This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of Fifth Street’s shares of common stock in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.
Forward-Looking Statements
This press release may contain certain forward-looking statements, including statements with regard to the future performance of Fifth Street. Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements, and these factors are identified in the above-described prospectus as well as in our other filings with the Securities and Exchange Commission. Although we have based the above estimates and expectations on our evaluation of available financial and other information to date, including preliminary valuations of our investments by the deal team of our investment adviser responsible for our investments, our estimates and expectations are subject to change, possibly materially, due to a variety of factors including (i) a change in our estimate of the June 30, 2009 fair value of our illiquid investments, which comprises substantially all of our total assets as of June 30, 2009, (ii) the completion of the closing process for the preparation of our quarterly financial statements, which includes input from an independent third party valuation firm, recommendation as to portfolio value by the Valuation Committee of our Board of Directors, review of our financial statements by our independent registered public accountants and determination of portfolio value by our Board of Directors. These forward-looking statements are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933.

CONTACT:	Fifth Street Finance Corp. Stacey Thorne, VP Investor Relations (914) 286-6811 Stacey@fifthstreetcap.com